UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2012

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5721 SE Columbia Way, Suite 200

Vancouver, WA 98661

(360) 397-6250

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On March 16, 2012, Northwest Pipe Company (the “Company”) received a letter (the “Nasdaq Letter”) from the Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) because it did not timely file its Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”).

In connection with the Company’s delinquent filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 (“September Form 10-Q”), the Company received a letter from Nasdaq on November 15, 2011, stating that the Company was required to submit to Nasdaq a plan (the “Compliance Plan”) to regain compliance with the Listing Rule. The Company submitted the Compliance Plan to Nadsaq on January 17, 2012, and Nasdaq subsequently granted the Company an exception until April 16, 2012 to file the delinquent September Form 10-Q. The Nasdaq Letter states that the Company is required to submit an update to the Compliance Plan no later than April 2, 2012, and that any additional exception allowing the Company to regain compliance with the Listing Rule will be limited to a maximum of 180 calendar days from the original delinquency, or until May 14, 2012. The Company plans to submit an update to the Compliance Plan to Nasdaq by April 2, 2012.

As previously disclosed, the Audit Committee of the Company’s Board of Directors has determined that there were material errors in certain of the Company’s previously issued consolidated financial statements, and that such financial statements should be restated. On March 15, 2012, the Company announced its intention to present its restated consolidated financial statements and related consolidated financial information in its 2011 Form 10-K which it expects to file in April 2012. The 2011 Form 10-K will include restated consolidated financial statements for the years ended December 31, 2010 and 2009, and will disclose the impact of the restatement on quarterly financial data for each of the quarters in the year ended December 31, 2010. The Company also intends to file Forms 10-Q/A for the quarters ended March 31, 2011 and June 30, 2011, which will disclose the impact of the restatement on the quarterly financial data for each of those quarters, along with the Form 10-Q for the quarter ended September 30, 2011.

The press release issued by the Company on March 22, 2012 is furnished herewith as Exhibit No. 99.1 to this Report.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press Release issued by Northwest Pipe Company dated March 22, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on March 22, 2012.

NORTHWEST PIPE COMPANY (Registrant)

By	/s/ ROBIN GANTT
Robin Gantt, Vice President and Chief Financial Officer